UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 9, 2006

                          INSURANCE AUTO AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)

          Illinois                      333-127791                95-3790111
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


     Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154
               (Address of principal executive offices) (Zip Code)


                                 (708) 492-7000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.
           and
Item 7.01. Regulation FD Disclosure.

     The following information is furnished pursuant to Items 2.02 and 7.01 of Form 8-K.

     On August 9, 2006, Insurance Auto Auctions, Inc. (the "Company") reported its results for the second quarter ended June 25, 2006. The Company's earnings release for the second quarter is attached as Exhibit 99.1. The attached Exhibit is furnished pursuant to Item 2.02 and Item 7.01 on Form 8-K.

     Consolidated EBITDA is presented in the earnings release because management believes that this statistic is indicative of the relative strength of the Company's operating performance and is consistent with the definition under the Company's senior credit facility. EBITDA is defined as net earnings plus income tax provision (benefit), interest (net), depreciation, and amortization. The Company's senior credit facility further adjusts EBITDA, including for non-cash items, nonrecurring items, and sponsor advisory fees, to determine compliance with certain covenants in the senior credit agreement. Although Consolidated EBITDA is not a defined term under generally accepted accounting principles in the United States, we believe that the inclusion of Consolidated EBITDA is appropriate, because management uses this information in evaluating the Company's operating performance. However, Consolidated EBITDA should not be considered as a substitute for net earnings or loss, or as an indicator of whether cash flows will be sufficient to fund cash needs. Below is a table detailing Consolidate EBITDA (in thousands) for the three months ended June 25, 2006.

                                                       Three Months Ended
                                                       -------------------
                                                            June 25,
                                                              2006
                                                       -------------------
                  Net loss                              $             (71)
                  Income taxes                                        (94)
                  Interest expense (net)                            6,619
                  Depreciation and amortization                     5,640
                                                       -------------------
                       EBITDA                                      12,094
                  Non-cash charges(1)                                 140
                  Non-recurring expense (2)                           815
                  Allowance per credit agreement                        -
                  Advisory service fees                               125
                                                       -------------------
                       Consolidated EBITDA              $          13,174
                                                       ===================

(1) For the quarter ended June 25, 2006, the non-cash charges included $0.1 million of stock-based compensation expense.
(2) For the quarter ended June 25, 2006, non-recurring expense consisted of $0.5 million in acquisition related costs and a $0.3 million loss related to the Dallas flood.

     Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Insurance Auto Auctions, Inc.



                                                   By: /s/ Thomas C. O'Brien
                                                       -------------------------
                                                       Thomas C. O'Brien
                                                       Chief Executive Officer
Date: August 10, 2006


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                                Index of Exhibits


 Exhibit No.                        Exhibit
-------------   ----------------------------------------------------------------
    99.1        Press Release of Insurance Auto Auctions, Inc. (the "Company"),
                dated August 9, 2006, disclosing the Company's financial results for the second quarter ended June 25, 2006.



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